U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 1998


                           MILESTONE PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 1-10641                                  65-0158204
    (Commission File Number)             (IRS Employer Identification Number)


    150 East Palmetto Park Road, 4th Floor, Boca Raton, FL            33486
    (Address of Principal Executive Offices)                      (Zip Code)


    Registrant's telephone number, including area code (561) 394-9533



     (Former Name or Former Address, if Changed Since Last Report)

         Certain statements made in this report may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements regarding the intent, belief or current expectations of Milestone Properties, Inc. and its wholly-owned subsidiaries (together, the "Company") and its management, and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: general economic and business conditions, which will, among other things, affect the demand for retail space or retail goods, availability and creditworthiness of prospective tenants, lease rents and the terms and availability of financing; adverse changes in the real estate markets including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environment/safety requirements.

         The Company is engaged in the business of owning, acquiring, managing, developing and investing in commercial real estate and real estate related assets. At June 30, 1998, the Company possessed interests in 33 commercial real estate properties consisting of (i) six fee interests and (ii)wraparound notes and wraparound mortgage interests in 27 commercial real properties (individually, each an "Underlying Property" and collectively, the "Underlying Properties"). As master lessee under individual leases on each of the Underlying Properties, the Company leases an entire Underlying Property (e.g., a shopping center or single tenant commercial property) from the master lessor (a partnership affiliated with the Company that owns the Underlying Property) and re-leases such Underlying Property, pursuant to operating leases, to the tenant(s) who occupy such property.

Item 2. Disposition of Assets.

         On October 1, 1998, a wraparound note held by the Company on a 285,655 square foot shopping center property located in South Williamson, Kentucky (the "South Williamson Property"), was paid as a result of the sale of the South Williamson Property by its owner, an affiliate of the Company (the partnership that owns the South Williamson Property), to an unrelated party. In conjunction with the sale of the South Williamson Property, the Company, as the master lessee on a master lease on the South Williamson Property, canceled such master lease.

         The negotiated sale price of the South Williamson Property was approximately $14,873,655 in cash. Of the gross proceeds $14,773,655 was used to satisfy the underlying mortgage debt on the South Williamson Property (which represented approximately 21% of the Company's total liabilities at such time) resulting in the realization of the wraparound note held by the Company. The wraparound note on the South Williamson Property represented approximately 13% of the Company's total assets.

         As a result of the sale of the South Williamson Property, the payment of the wraparound note and the satisfaction of the underlying mortgage debt, the Company will realize a book gain of approximately $4,400,000 in the fourth quarter of 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)      Pro forma financial information:

                  Pro forma consolidated balance sheet as of June 30, 1998.

                  Pro forma consolidated statements of revenues and expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997.

                                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MILESTONE PROPERTIES, INC.
                                                     (Registrant)




Date: October 16, 1998             /s/ Patrick S. Kirse
                                  ---------------------
                                  Patrick S. Kirse
                                  Vice President of Accounting
                                  (Principal Accounting Officer)

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                   (Unaudited)
                                  June 30, 1998

                                                                                    Pro Forma Adjustments           Pro Forma
                                                             June 30, 1998           Debit        Credit          June 30, 1998
                                                             -------------           -----        ------          -------------
ASSETS
Current Assets:
   Cash and cash equivalents                         $        12,865,320            $ 100,000                   $    12,965,320
   Restricted cash                                               222,000                                                222,000
   Loans receivable                                            1,479,274                                              1,479,274
   Accounts receivable                                           897,520                         $  74,230              823,290
   Accrued interest receivable                                 3,779,958                         1,181,972            2,597,986
   Due from related party                                        485,444                                                485,444
   Prepaid expenses and other                                  1,625,507                                              1,625,507
                                                            ------------                                        ---------------

      Total current assets                                    21,355,023                                             20,198,821

   Property, improvements and equipment, net                  23,167,422                                             23,167,422
   Wraparound notes, net                                      52,874,991                        12,028,060           40,846,931
   Deferred income tax asset, net                              5,114,060                                              5,114,060
   Investment in preferred stock                               1,337,600                                              1,337,600
   Management contract rights, net                               242,316                                                242,316
   Goodwill and organizational cost, net                         601,938                                                601,938
                                                           --------------                                         -------------

      Total assets                                   $       104,693,350                                     $       91,509,088
                                                          ===============                                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses             $         1,097,264                                    $         1,097,264
   Accrued interest payable                                      242,019                                                242,019
   Master lease payable                                        6,911,321            2,097,000                         4,814,321
   Current portion of mortgages and notes payable             37,742,544           14,881,136                        22,861,408
   Income taxes payable                                        2,822,119                          260,284             3,082,403
                                                          -----------------                                      --------------

      Total current liabilities                               48,815,267                                             32,097,415

Mortgages and notes payable                                   31,700,071                                             31,700,071
                                                         ---------------                                          -------------

      Total liabilities                                       80,515,338                                             63,797,486
                                                       ------------------                                         -------------

Commitments and Contingencies

Stockholders' Equity:
   Common stock ($.01 par value, 10,000,000 shares
        authorized, 4,943,036 issued and outstanding;
        692,591 shares in treasury)                               49,431                                                  49,431
   Preferred stock (Series A $.01 par value, $10
      liquidation preference, 10,000,000 shares
        authorized, 3,000,251 shares issued and outstanding)      30,004                                                  30,004
   Additional paid-in surplus                                 48,105,395                                              48,105,395
   Accumulated deficit                                       (20,566,400)                           3,533,590        (17,032,810)
   Shares held in treasury - 692,591 shares at cost          ( 3,440,418)                                             (3,440,418)
                                                       ------------------                                         ---------------

      Total stockholders' equity                              24,178,012                                              27,711,602
                                                        -----------------                                          -------------

      Total liabilities and stockholders' equity     $       104,693,350                                       $      91,509,088
                                                       ==================                                          ==============



      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                                   (Unaudited)
                     For the Six Months Ended June 30, 1998



                                                                                   Pro-Forma Adjustments              Pro Forma
                                                            June 30, 1998          Debit            Credit          June 30, 1998
                                                            -------------         ------           -------          -------------
REVENUES:
   Rent                                              $         5,344,220        $ 928,999                      $       4,415,221
   Interest income                                             4,467,931        1,181,972                              3,285,959
   Revenue from management company operations                    295,045           13,000                                282,045
   Tenant reimbursements                                         533,602                                                 533,602
   Management and reimbursement income                            55,986                                                  55,986
   Percentage rent                                               311,007                                                 311,007
   Gain on realization of wraparound notes                        81,890                                                  81,890
                                                          --------------                                           -------------

      Total revenues                                          11,089,681                                               8,965,710
                                                          --------------                                            ------------



EXPENSES:
   Master lease expense                                        6,891,666                           $ 2,097,000         4,794,666
   Interest expense                                            3,100,605                               661,184         2,439,421
   Depreciation and amortization                                 406,021                                                 406,021
   Salaries, general and administration                        1,164,960                                               1,164,960
   Property expenses                                             992,512                                16,496           976,016
   Expenses for management company operations                    562,696                                                 562,696
   Professional fees                                             527,639                                                 527,639
                                                          --------------                                            -------------

      Total expenses                                          13,646,099                                              10,871,419
                                                           --------------                                           ------------


Loss before income tax                                        (2,556,418)                                            (1,905,709)
                                                           --------------                                           -------------

 (Benefit) provision for income taxes                           (985,622)        260,284                   50          (725,388)
                                                           --------------                                           --------------

Net loss                                             $        (1,570,796)                                      $     (1,180,321)
                                                           ===============                                          ==============

Loss attributable to common stockholders             $             (0.37)                                      $          (0.28)
                                                           ===============                                          ==============

Weighted average common shares outstanding                     4,219,548                                               4,219,548
                                                            =============                                           =============

      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
            CONSOLIDATED PRO FORMA STATEMENT OF REVENUES AND EXPENSES
                                   (Unaudited)
                      For the Year Ended December 31, 1997



                                                                                    Pro-Form Adjustments            Pro Forma
                                                        December 31, 1997          Debit         Credit         December 31, 1997
                                                        -----------------          ------        -------        -----------------

REVENUES:
   Rent                                              $        10,280,548      $ 1,818,860                       $      8,461,688
   Interest income                                            13,355,849        2,534,136                             10,821,713
   Revenue from management company operations                    512,303           13,000                                499,303
   Tenant reimbursements                                       1,261,217           45,086                              1,216,131
   Management and reimbursement income                           407,286                                                 407,286
   Percentage rent                                               450,423                                                 450,423
   Amortization of discount - available-for-sale securities      313,551                                                 313,551
   Unrealized loss on treasury notes sold short                 (316,887)                                              (316,887)
   Gain on sale of real estate related assets                    316,061                                                 316,061
   Gain on sale of available-for-sale securities               3,511,560                                               3,511,560
                                                            ------------                                          --------------

      Total revenues                                           30,091,911                                             25,680,829
                                                            -------------                                         --------------


EXPENSES:
   Master lease expense                                       13,787,465                         $  4,194,000          9,593,465
   Interest expense                                            9,119,554                            1,659,419          7,460,135
   Depreciation and amortization                                 847,385                                                 847,385
   Valuation allowance on wraparound notes                     2,590,132                                               2,590,132
   Salaries, general and administration                        3,955,434                                               3,955,434
   Property expenses                                           1,718,346                              32,684           1,685,662
   Expenses for management company operations                  1,304,166                                               1,304,166
   Professional fees                                             921,394                                 145             921,249
                                                            ------------                                           -------------

      Total expenses                                          34,243,876                                              28,357,628
                                                            ------------                                           -------------


Loss before income taxes                                      (4,151,965)                                            (2,676,799)

(Benefit) provision for income taxes                            (721,234)       590,086                  50            (131,198)
                                                           --------------                                          -------------

Net loss                                             $        (3,430,731)                                       $    (2,545,602)
                                                           ==============                                          =============

Loss attributable to common stockholders             $            (0.82)                                        $         (0.61)
                                                           ==============                                          =============

Weighted average common shares outstanding                     4,206,550                                              4,206,550
                                                           ==============                                          =============


      See Accompanying Notes to Consolidated Pro Forma Financial Statements

                   MILESTONE PROPERTIES, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                                   (Unaudited)

1.     Basis of Presentation

       The accompanying unaudited consolidated pro forma financial statements of the Company have been prepared in accordance with the instructions to Form 8-K and to Article 11 of Regulation S - X. The accompanying unaudited consolidated pro forma balance sheet is presented as if the sale of the South Williamson Property, the payment of the wraparound note and the satisfaction of the underlying mortgage debt, (hereinafter referred to as the "Transaction") occurred on June 30, 1998. The accompanying unaudited consolidated pro forma statements of revenues and expenses for the year ended December 31, 1997 and for the six months ended June 30, 1998 are presented as if the Transaction occurred as of January 1, 1997.

       The unaudited consolidated pro forma financial statements should be read in conjunction with the financial statements and footnotes included thereto in the Company's Form 10-K for the year ended December 31, 1997 and the Company's Form 10-Q for the period ended June 30, 1998. The unaudited consolidated pro forma financial statements were prepared utilizing the accounting policies as outlined in such historical financial statements except as noted herein. In management's opinion, all adjustments considered necessary for a fair presentation of the effects of the Transaction have been reflected in the unaudited consolidated pro forma financial statements.

       As a result of the Transaction, the Company will realize a book gain of approximately $4,400,000 in the fourth quarter of 1998. Such non-recurring gain is not reflected in the accompanying June 30, 1998 unaudited consolidated pro forma financial statements.

       The unaudited consolidated pro forma financial statements are not necessarily indicative of the Company's actual financial position at June 30, 1998 or what the actual results of operations of the Company would have been assuming the Transaction occurred as of January 1, 1997 nor are they necessarily indicative of the Company's results of operations for future periods.


2.  Adjustments to Unaudited Consolidated Pro Forma Financials

     All of the adjustments are to reflect the effects of the Transaction. For the unaudited consolidated pro forma balance sheet, such adjustments reflect the cash proceeds realized from the Transaction, the elimination of the South Williamson Property's: (i) wraparound note and related accrued interest receivable, (ii) balance of the underlying debt, (iii) master lease payable and
(iv) tenant receivables and other assets and liabilities. For the unaudited consolidated pro forma statements of revenues and expenses, such adjustments reflect the elimination of the South Williamson Property's: (i) rental and other revenues, (ii) property operating expenses, (iii) interest expense on the underlying debt, (iv) interest income on the wraparound note, (v) master lease expense and (vi) income taxes and other expenses.